UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 24, 2021

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 West Front Street, Red Bank, New Jersey 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange in which registered
Common stock, $0.01 par value per share	OCFC	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 7.0% Series A Non-Cumulative, perpetual preferred stock)	OCFCP	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS EVENTS

At the Registrant’s 2021 Annual Meeting of Stockholders held on May 19, 2021 (the “Annual Meeting”), the stockholders approved Amendment No. 1 the OceanFirst Financial Corp. 2020 Stock Incentive Plan (the “Plan”). A description of the material features of the amended Plan and a full copy of Amendment No. 1 to the Plan were included in the proxy statement filed with the SEC on April 22, 2021.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s 2021 Annual Meeting was held on May 19, 2021. A total of 53,581,493 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Registrant’s stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Matter 1.     The election of fifteen directors, each for a one-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Angelo J. Catania	45,600,147	1,335,717	6,645,629
Anthony R. Coscia	46,548,425	387,439	6,645,629
Michael D. Devlin	46,627,876	307,988	6,645,629
Jack M. Farris	45,306,643	1,629,221	6,645,629
Kimberly M. Guadagno	45,877,780	1,058,084	6,645,629
Nicos Katsoulis	46,379,060	556,804	6,645,629
John K. Lloyd	45,284,607	1,651,257	6,645,629
Christopher D. Maher	45,872,318	1,063,546	6,645,629
William D. Moss	43,237,558	3,698,306	6,645,629
Joseph M. Murphy, Jr.	46,379,230	556,634	6,645,629
Steven M. Scopellite	46,632,601	303,263	6,645,629
Grace C. Torres	45,910,290	1,025,574	6,645,629
Patricia L. Turner	46,558,701	377,163	6,645,629
Grace Vallacchi	46,019,955	915,909	6,645,629
John E. Walsh	45,618,575	1,317,289	6,645,629

Matter 2.     An advisory (non-binding) vote to approve the compensation paid to the Registrant’s named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
36,979,594	9,722,845	233,425	6,645,629

Matter 3.     The approval of Amendment No. 1 to the OceanFirst Financial Corp. 2020 Stock Incentive Plan.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
45,137,922	1,696,670	101,272	6,645,629

Matter 4.     The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending December 31, 2021.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
51,882,573	1,654,598	44,322	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	May 24, 2021	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer